EXHIBIT 12A TO THE

FORM 20-F of

BIRCH MOUNTAIN RESOURCES LTD.

Dated June 24, 2003

SECTION 906 CERTIFICATION OF THE SARBANES-OXLEY ACT 2002

CHIEF EXECUTIVE OFFICER

BIRCH MOUNTAIN RESOURCES LTD.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birch Mountain Resources Ltd.

(the "Company") on Form 20-F for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the

"Report"), I, Douglas J. Rowe, President and Chief Executive Officer

of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 24, 2003

/s/Douglas J. Rowe Douglas J. Rowe, President and Chief Executive Officer